Supplement to the
Strategic Advisers® Short Duration Fund
July 30, 2018
Prospectus

Gregory Pappas no longer serves as a co-manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jonathan Duggan (lead portfolio manager) has managed the fund since 2018.

Christopher Heavey (co-manager) has managed the fund since 2019.

The following information replaces the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jonathan Duggan is lead portfolio manager of the fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.

Christopher Heavey is co-manager of the fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Heavey has worked as a senior research analyst and portfolio manager.

ASD-19-01 1.955931.106	April 11, 2019

Supplement to the
Strategic Advisers® Tax-Sensitive Short Duration Fund
July 30, 2018
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC (FIAM), T. Rowe Price Associates, Inc. (T. Rowe Price), Wells Capital Management Inc. (WellsCap), and other investment advisers have been retained to serve as sub-advisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jonathan Duggan (co-manager) has managed the fund since April 2019.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jonathan Duggan is co-manager of the fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.

TSS-19-01 1.9892010.101	April 11, 2019